5. INCOME TAXES (Details - Deferred taxes) - USD ($)	Jun. 30, 2019	Jun. 30, 2018
Deferred tax assets:
Net operating loss carry forwards	$ 2,121,000	$ 2,601,000
Tax credit carry forwards	298,000	377,000
Reserves and accruals not yet deducted for tax purposes	563,000	360,000
Total deferred tax assets	2,982,000	3,338,000
Valuation allowance	(2,982,000)	(3,338,000)
Net deferred tax asset	$ 0	$ 0